UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2013

TG Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32639	36-3898269
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

787 Seventh Ave, 48th Floor

New York, New York 10019

(Address of Principal Executive Offices)

(212) 554-4484

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01.	Other Events.

On December 9, 2013, TG Therapeutics, Inc. (the “Company”) issued a press release announcing clinical results from an ongoing first-in-human Phase I single agent study of TGR-1202, the Company's oral PI3K-Delta inhibitor being developed for the treatment of select hematologic malignancies, presented at the American Society of Hematology Meeting in New Orleans, LA. A copy of the press release is being filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits.

(d)	Exhibits.

99.1	Press release issued by the Company on December 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Therapeutics, Inc.
(Registrant)

Date: December 11, 2013

	By:	/s/ Sean A. Power
Sean A. Power
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press release issued by TG Therapeutics, Inc. on December 9, 2013.

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